Income Taxes and Distributions	12 Months Ended
Dec. 31, 2011
Income Taxes and Distributions [Abstract]
Income Taxes and Distributions

18. Income Taxes and Distributions

To qualify as a real estate investment trust for federal income tax purposes, at least 90% of taxable income (excluding 100% of net capital gains) must be distributed to stockholders. We distributed at least 100% of taxable income for the years ended December 31, 2011, 2010 and 2009. Real estate investment trusts that do not distribute a certain amount of current year taxable income in the current year are also subject to a 4% federal excise tax. The main differences between undistributed net income for federal income tax purposes and financial statement purposes are the recognition of straight-line rent for reporting purposes, basis differences in acquisitions, differing useful lives and depreciation and amortization methods for real property and the provision for loan losses for reporting purposes versus bad debt expense for tax purposes.

Cash distributions paid to common stockholders, for federal income tax purposes, are as follows:

	Year Ended December 31,
	2011	2010	2009
Per Share:
Ordinary income	$1.1472	$0.7774	$1.9865
Return of capital	1.4227	1.7408	0.4864
Long-term capital gains	0.1059	0.0190	-
1250 gains	0.1592	0.2028	0.2471
Totals	$2.8350	$2.7400	$2.7200

At December 31, 2011, we had U.S. federal tax losses from our taxable REIT subsidiaries (“TRS”) of $7,400,000, as well as apportioned state tax losses of $14,240,000 available for carryforward. Valuation allowances have been established for these assets based upon our assessment, as it is more likely than not that such assets may not be realized. During the year ended December 31, 2011, the federal tax valuation allowance declined by $10,306,000 due to current year utilization of net operating losses. The U.S. federal and state tax loss carryforwards expire from 2012 through 2031.

Tax expense reflected in the financial statements primarily represents federal, state and local income taxes as well as amounts related to uncertain tax positions as discussed below. As a result of certain acquisitions, we are subject to corporate level taxes for related asset dispositions for the period December 31, 2011 through December 31, 2021 (“built-in gains tax”). The amount of income potentially subject to this special corporate level tax is generally equal to (a) the excess of the fair value of the asset as of December 31, 2011 over its adjusted tax basis as of December 31, 2011, or (b) the actual amount of gain, whichever of (a) and (b) is lower. Some but not all gains recognized during this period of time could be offset by available net operating losses and capital loss carryforwards. We have not recorded a deferred tax liability as a result of the potential built-in gains tax based on our intentions with respect to such properties and available tax planning strategies.

Under the provisions of the REIT Investment Diversification and Empowerment Act of 2007 (“RIDEA”), for taxable years beginning after July 30, 2008, the REIT may lease “qualified health care properties” on an arm's-length basis to a TRS if the property is operated on behalf of such subsidiary by a person who qualifies as an “eligible independent contractor.” Generally, the rent received from the TRS will meet the related party rent exception and will be treated as “rents from real property.” A “qualified health care property” includes real property and any personal property that is, or is necessary or incidental to the use of, a hospital, nursing facility, assisted living facility, congregate care facility, qualified continuing care facility, or other licensed facility which extends medical or nursing or ancillary services to patients.

Through December 31, 2011, we entered into five joint ventures that were structured under RIDEA. Resident level rents and related operating expenses for these facilities are reported in the consolidated financial statements and are subject to federal taxes as the operations of such facilities are included in a TRS. Certain net operating loss carryforwards could be utilized to offset taxable income in future years

We apply the rules under ASC 740-10 in our Accounting for Uncertainty in Income Taxes for uncertain tax positions using a “more likely than not” recognition threshold for tax positions. Pursuant to these rules, we will initially recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits of the tax position, that such a position will be sustained upon examination by the relevant tax authorities. If the tax benefit meets the “more likely than not” threshold, the measurement of the tax benefit will be based on our estimate of the ultimate tax benefit to be sustained if audited by the taxing authority.

The entire balance of unrecognized tax benefits as of December 31, 2011 of $6,098,000 (exclusive of accrued interest and penalties) relates to the April 1, 2011 Genesis Acquisition discussed in further detail in Note 3 and is included in Accrued expenses and other liabilities on the consolidated balance sheet. As a part of the Genesis Acquisition, we received a full indemnification from FC-GEN Operations Investment, LLC covering income taxes or other taxes as well as interest and penalties relating to tax positions taken by FC-GEN Operations Investment, LLC prior to the acquisition. Accordingly, an offsetting indemnification asset is recorded in receivables and other assets on the Consolidated Balance Sheet. Such indemnification asset is reviewed for collectability periodically.

There were $149,000 of uncertain tax positions as of December 31, 2011 for which it is reasonably possible that the amount of unrecognized tax benefits would decrease during 2012. Interest and penalties totaled $582,000 in expense for the year ended December 31, 2011 and were recorded as income tax expense in the consolidated statements of income with an offsetting amount recorded in other income relating to the increase in the indemnification asset. As of December 31, 2011, $2,738,000 of interest and penalties were accrued related to income taxes.